Putnam VT Large Cap Value Fund
The fund's portfolio
9/30/24 (Unaudited)

COMMON STOCKS (97.0%)(a)
	Shares	Value
Aerospace and defense (3.0%)
Northrop Grumman Corp.	58,138	$30,700,934
RTX Corp.	272,228	32,983,144

		63,684,078
Air freight and logistics (1.8%)
FedEx Corp.	138,816	37,991,163

		37,991,163
Automobiles (1.7%)
General Motors Co.	789,093	35,382,930

		35,382,930
Banks (7.5%)
Bank of America Corp.	1,256,843	49,871,530
Citigroup, Inc.	913,702	57,197,745
JPMorgan Chase & Co.	95,857	20,212,407
PNC Financial Services Group, Inc. (The)	172,992	31,977,571

		159,259,253
Beverages (2.5%)
Coca-Cola Co. (The)	737,245	52,978,426

		52,978,426
Biotechnology (5.0%)
AbbVie, Inc.	300,506	59,343,925
Regeneron Pharmaceuticals, Inc.(NON)	43,269	45,486,104

		104,830,029
Building products (1.1%)
Johnson Controls International PLC	288,116	22,360,683

		22,360,683
Capital markets (4.1%)
Charles Schwab Corp. (The)	444,135	28,784,389
CME Group, Inc.	101,793	22,460,625
Goldman Sachs Group, Inc. (The)	50,714	25,109,009
State Street Corp.	114,150	10,098,851

		86,452,874
Chemicals (4.1%)
Corteva, Inc.	540,138	31,754,713
DuPont de Nemours, Inc.	249,664	22,247,559
Eastman Chemical Co.	134,998	15,113,026
PPG Industries, Inc.	129,696	17,179,532

		86,294,830
Construction materials (1.4%)
CRH PLC	313,907	29,111,735

		29,111,735
Consumer finance (1.8%)
Capital One Financial Corp.	254,429	38,095,654

		38,095,654
Consumer staples distribution and retail (4.7%)
BJ's Wholesale Club Holdings, Inc.(NON)	155,548	12,829,599
Target Corp.	141,159	22,001,042
Walmart, Inc.	779,865	62,974,096

		97,804,737
Containers and packaging (0.6%)
Ball Corp.	190,801	12,957,296

		12,957,296
Electric utilities (4.4%)
NextEra Energy, Inc.	437,641	36,993,794
NRG Energy, Inc.	361,775	32,957,703
PPL Corp.	674,695	22,318,911

		92,270,408
Electronic equipment, instruments, and components (0.5%)
Vontier Corp.	289,033	9,751,973

		9,751,973
Financial services (1.2%)
Apollo Global Management, Inc.	204,384	25,529,605

		25,529,605
Health care equipment and supplies (1.5%)
Boston Scientific Corp.(NON)	363,110	30,428,618

		30,428,618
Health care providers and services (5.4%)
Cigna Group (The)	87,747	30,399,071
McKesson Corp.	74,028	36,600,924
UnitedHealth Group, Inc.	78,659	45,990,344

		112,990,339
Hotels, restaurants, and leisure (1.2%)
Hilton Worldwide Holdings, Inc.	111,875	25,787,188

		25,787,188
Household durables (2.7%)
PulteGroup, Inc.	391,547	56,198,741

		56,198,741
Household products (2.2%)
Procter & Gamble Co. (The)	262,079	45,392,083

		45,392,083
Industrial conglomerates (1.4%)
Honeywell International, Inc.	138,883	28,708,505

		28,708,505
Insurance (2.5%)
American International Group, Inc.	330,783	24,223,239
AXA SA (France)	725,027	27,911,233

		52,134,472
Life sciences tools and services (2.0%)
Thermo Fisher Scientific, Inc.	66,314	41,019,851

		41,019,851
Machinery (2.4%)
Ingersoll Rand, Inc.	298,224	29,273,668
Otis Worldwide Corp.	204,995	21,307,180

		50,580,848
Media (1.5%)
Charter Communications, Inc. Class A(NON)(S)	51,999	16,851,836
Comcast Corp. Class A	339,522	14,181,834

		31,033,670
Metals and mining (1.7%)
Freeport-McMoRan, Inc.	693,152	34,602,148

		34,602,148
Office REITs (0.9%)
Vornado Realty Trust(R)	469,958	18,516,345

		18,516,345
Oil, gas, and consumable fuels (6.2%)
ConocoPhillips	237,696	25,024,635
Exxon Mobil Corp.	518,239	60,747,976
Shell PLC (Euronext Amsterdam Exchange) (United Kingdom)	769,145	25,408,218
Valero Energy Corp.	157,732	21,298,552

		132,479,381
Passenger airlines (1.5%)
Southwest Airlines Co.	1,053,055	31,202,020

		31,202,020
Personal care products (0.4%)
Kenvue, Inc.	324,625	7,508,576

		7,508,576
Pharmaceuticals (3.1%)
AstraZeneca PLC ADR (United Kingdom)	397,202	30,946,008
Merck & Co., Inc.	126,872	14,407,584
Sanofi SA (France)	168,828	19,438,713

		64,792,305
Semiconductors and semiconductor equipment (2.9%)
NXP Semiconductors NV	101,683	24,404,937
Qualcomm, Inc.	209,181	35,571,229

		59,976,166
Software (5.0%)
Microsoft Corp.	128,702	55,380,471
Oracle Corp.	296,557	50,533,313

		105,913,784
Specialized REITs (1.4%)
American Tower Corp.(R)	47,519	11,051,019
Gaming and Leisure Properties, Inc.(R)	366,527	18,857,814

		29,908,833
Specialty retail (1.0%)
O'Reilly Automotive, Inc.(NON)	17,840	20,544,544

		20,544,544
Tobacco (1.9%)
Philip Morris International, Inc.	334,496	40,607,814

		40,607,814
Trading companies and distributors (1.2%)
United Rentals, Inc.	30,926	25,041,710

		25,041,710
Wireless telecommunication services (1.6%)
T-Mobile US, Inc.	162,807	33,596,853

		33,596,853

Total common stocks (cost $1,242,995,584)		$2,033,720,468

SHORT-TERM INVESTMENTS (3.4%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 5.13%(AFF)	Shares	12,511,400	$12,511,400
Putnam Short Term Investment Fund Class P 5.04%(AFF)	Shares	56,341,730	56,341,730
U.S. Treasury Bills 5.374%, 10/24/24(SEGSF)		$900,000	897,287
U.S. Treasury Bills 5.143%, 11/19/24(SEGSF)		1,800,000	1,788,622
U.S. Treasury Bills 5.085%, 12/17/24(SEGSF)		100,000	99,046

Total short-term investments (cost $71,636,801)			$71,638,085
TOTAL INVESTMENTS

Total investments (cost $1,314,632,385)			$2,105,358,553

	FORWARD CURRENCY CONTRACTS at 9/30/24 (aggregate face value $103,927,630) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/18/24	$2,762,743	$2,722,802	$(39,941)
		Euro	Sell	12/18/24	3,885,296	3,873,118	(12,178)
	Barclays Bank PLC
		British Pound	Sell	12/18/24	11,879,876	11,707,071	(172,805)
		Euro	Sell	12/18/24	1,678,064	1,672,964	(5,100)
	Goldman Sachs International
		British Pound	Sell	12/18/24	17,330,372	17,075,484	(254,888)
		Euro	Sell	12/18/24	2,274,565	2,267,874	(6,691)
	HSBC Bank USA, National Association
		British Pound	Sell	12/18/24	6,427,909	6,333,875	(94,034)
	JPMorgan Chase Bank N.A.
		Euro	Sell	12/18/24	4,590,669	4,576,551	(14,118)
	Morgan Stanley & Co. International PLC
		Euro	Sell	12/18/24	16,017,873	15,973,419	(44,454)
	State Street Bank and Trust Co.
		British Pound	Sell	12/18/24	5,469,344	5,388,433	(80,911)
		Euro	Sell	12/18/24	3,624,006	3,613,329	(10,677)
	Toronto-Dominion Bank
		British Pound	Sell	12/18/24	13,396,257	13,198,318	(197,939)
	UBS AG
		British Pound	Buy	12/18/24	6,677,877	6,679,541	(1,664)
		Euro	Sell	12/18/24	8,871,585	8,844,851	(26,734)

	Unrealized appreciation						—

	Unrealized (depreciation)						(962,134)

	Total						$(962,134)
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2024 through September 30, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $2,096,882,462.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC, Putnam Government Money Market Fund and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/24
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$28,898,375	$330,311,970	$346,698,945	$897,283	$12,511,400
	Putnam Short Term Investment Fund Class P‡	20,975,428	364,684,233	329,317,931	2,552,425	56,341,730

	Total Short-term investments	$49,873,803	$694,996,203	$676,016,876	$3,449,708	$68,853,130
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company that is managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $12,511,400 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $12,185,408.
‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,036,298.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. When reliable prices are not readily available for equity securities, such as when the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This may include using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $962,134 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,036,298 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$64,630,523	$—	$—
Consumer discretionary	137,913,403	—	—
Consumer staples	244,291,636	—	—
Energy	107,071,163	25,408,218	—
Financials	333,560,625	27,911,233	—
Health care	334,622,429	19,438,713	—
Industrials	259,569,007	—	—
Information technology	175,641,923	—	—
Materials	162,966,009	—	—
Real estate	48,425,178	—	—
Utilities	92,270,408	—	—

Total common stocks	1,960,962,304	72,758,164	—
Short-term investments	—	71,638,085	—

Totals by level	$1,960,962,304	$144,396,249	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(962,134)	$—

Totals by level	$—	$(962,134)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$98,300,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com